Exhibit 21.2

HOST HOTELS & RESORTS, L.P.
SUBSIDIARIES

	Company Name	Place of Incorporation
1.	1 SB Lessee LLC	Delaware
2.	1414 CPNY LLC	Delaware
3.	1414 CPNY TRS LLC	Delaware
4.	2377 Collins Commercial Condominium Association Inc.	Florida
5.	48123 VBS OP LLC	Delaware
6.	7th Avenue Nashville Hotel Owner, LLC	Delaware
7.	Airport Hotels LLC	Delaware
8.	Ameliatel LP	Delaware
9.	Arizona Vacation Ownership LLC	Delaware
10.	Austin HVZ LLC	Delaware
11.	Austin HVZ TRS LLC	Delaware
12.	Austin TRS LLC	Delaware
13.	BC Key Largo TRS LLC	Delaware
14.	Beachfront Properties, Inc.	Virgin Islands
15.	Beach House TRS LLC	Delaware
16.	Benjamin Franklin Hotel, Inc.	Delaware
17.	BRE/Swiss LP	Delaware
18.	Calgary Charlotte Holdings Company	Nova Scotia
19.	Calgary Charlotte Partnership	Alberta, CN
20.	CCES Chicago LLC	Delaware
21.	CCFH Maui LLC	Delaware
22.	CCFS Philadelphia LLC	Delaware
23.	CCHH Atlanta LLC	Delaware
24.	CCHH Burlingame LLC	Delaware
25.	CCHH GHDC LLC	Delaware
26.	CCHH Host Capitol Hill LLC	Delaware
27.	CCHH Maui LLC	Delaware
28.	CCHH Reston LLC	Delaware
29.	CCHI Singer Island LLC	Delaware
30.	CCHP Waikiki LLC	Delaware
31.	CCMH Copley LLC	Delaware
32.	CCMH Coronado LLC	Delaware
33.	CCMH Costa Mesa Suites LLC	Delaware
34.	CCMH DC LLC	Delaware
35.	CCMH Denver Tech LLC	Delaware
36.	CCMH Denver West LLC	Delaware
37.	CCMH Downers Grove Suites LLC	Delaware
38.	CCMH Fin Center LLC	Delaware
39.	CCMH Fisherman’s Wharf LLC	Delaware
40.	CCMH Gaithersburg LLC	Delaware
41.	CCMH Houston Galleria LLC	Delaware
42.	CCMH Lenox LLC	Delaware
43.	CCMH Marina LLC	Delaware

HOST HOTELS & RESORTS, L.P.
SUBSIDIARIES—(Continued)

44.	CCMH Metro Center LLC	Delaware
45.	CCMH Minneapolis LLC	Delaware
46.	CCMH Moscone LLC	Delaware
47.	CCMH Newark LLC	Delaware
48.	CCMH Orlando LLC	Delaware
49.	CCMH Philadelphia AP LLC	Delaware
50.	CCMH Philadelphia Mkt. LLC	Delaware
51.	CCMH Potomac LLC	Delaware
52.	CCMH Properties II LLC	Delaware
53.	CCMH Quorum LLC	Delaware
54.	CCMH Riverwalk LLC	Delaware
55.	CCMH San Diego LLC	Delaware
56.	CCMH Santa Clara LLC	Delaware
57.	CCMH Tampa AP LLC	Delaware
58.	CCMH Tampa Waterside LLC	Delaware
59.	CCMH Times Square LLC	Delaware
60.	CCRC Amelia Island LLC	Delaware
61.	CCRC Buckhead/Naples LLC	Delaware
62.	CCRC Dearborn LLC	Delaware
63.	CCRC Marina LLC	Delaware
64.	CCRC Naples Golf LLC	Delaware
65.	CCRC Tysons LLC	Delaware
66.	CCSH Chicago LLC	Delaware
67.	Chesapeake Hotel Limited Partnership	Delaware
68.	Cincinnati Plaza LLC	Delaware
69.	City Center Hotel Limited Partnership	Minnesota
70.	CLMH Calgary, Inc.	Ontario
71.	CLMH Eaton Centre, Inc.	Ontario
72.	Demonbreun Nashville II TRS LLC	Delaware
73.	Demonbreun Nashville TRS LLC	Delaware
74.	Demonbreun Nashville Holdings LLC	Delaware
75.	Don CeSar TRS LLC	Delaware
76.	Durbin LLC	Delaware
77.	East Camelback Residential LLC	Delaware
78.	East Side Hotel Associates, L.P.	Delaware
79.	Elcrisa S.A. de C.V.	Mexico
80.	GLIC Holdings LLC	Delaware
81.	GLIC, LLC	Hawaii
82.	Harbor-Cal S.D.	California
83.	Harbor-Cal S.D. Partner LLC	Delaware
84.	HHR AMW LLC	Delaware
85.	HHR Assets LLC	Delaware
86.	HHR Austin LLC	Delaware

HOST HOTELS & RESORTS, L.P.
SUBSIDIARIES—(Continued)

87.	HHR BC Key Largo LLC	Delaware
88.	HHR BT Holdings LLC	Delaware
89.	HHR Beach House LLC	Delaware
90.	HHR BT Rio de Janeiro Investmimentos Hoteleiros Ltda.	Brazil
91.	HHR Calgary Holding ULC	British Columbia
92.	HHR Downtown Miami GP LLC	Delaware
93.	HHR Downtown Miami, L.P.	Delaware
94.	HHR FIP I LLC	Delaware
95.	HHR FIP II LLC	Delaware
96.	HHR FIP III LLC	Delaware
97.	HHR FSO Land LLC	Delaware
98.	HHR FSO LLC	Delaware
99.	HHR GHDC GP LLC	Delaware
100.	HHR GHDC Limited Partnership	Delaware
101.	HHR GHSF LLC	Delaware
102.	HHR HP Waikiki GP LLC	Delaware
103.	HHR HP Waikiki, L.P.	Delaware
104.	HHR HRCP LLC	Delaware
105.	HHR Harbor Beach LLC	Delaware
106.	HHR Houston DT LLC	Delaware
107.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
108.	HHR Lauderdale Beach Limited Partnership	Delaware
109.	HHR Maui Golf LLC	Delaware
110.	HHR Naples LLC	Delaware
111.	HHR Naples Golf LLC	Delaware
112.	HHR Nashville LLC	Delaware
113.	HHR Powell Street, L.P.	Delaware
114.	HHR Powell GP LLC	Delaware
115.	HHR Rio Holdings LLC	Delaware
116.	HHR SB Condo LLC	Delaware
117.	HHR SB Holdings LLC	Delaware
118.	HHR Singer Island GP LLC	Delaware
119.	HHR Singer Island Limited Partnership	Delaware
120.	HHR St. Pete Beach LLC	Delaware
121.	HHR Waikiki Holdings LLC	Delaware
122.	HHR WRN GP LLC	Delaware
123.	HHR WRN Limited Partnership	Delaware
124.	HMC Airport, Inc.	Delaware
125.	HMC Amelia II LLC	Delaware
126.	HMC AP Canada Company	Nova Scotia
127.	HMC AP GP LLC	Delaware
128.	HMC AP LP	Delaware
129.	HMC Burlingame Hotel LP	California

HOST HOTELS & RESORTS, L.P.
SUBSIDIARIES—(Continued)

130.	HMC Burlingame LLC	Delaware
131.	HMC Capital Resources LP	Delaware
132.	HMC Charlotte (Calgary) Company	Nova Scotia
133.	HMC Charlotte GP LLC	Delaware
134.	HMC Charlotte LP	Delaware
135.	HMC Chicago Lakefront LLC	Delaware
136.	HMC Copley LP	Delaware
137.	HMC East Side LLC	Delaware
138.	HMC Gateway LP	Delaware
139.	HMC Headhouse Funding LLC	Delaware
140.	HMC Hotel Development LP	Delaware
141.	HMC Hotel Properties II Limited Partnership	Delaware
142.	HMC Hotel Properties Limited Partnership	Delaware
143.	HMC HT LP	Delaware
144.	HMC JWDC GP LLC	Delaware
145.	HMC Kea Lani LP	Delaware
146.	HMC Lenox LP	Delaware
147.	HMC Maui LP	Delaware
148.	HMC Mexpark LLC	Delaware
149.	HMC MHP II LLC	Delaware
150.	HMC MHP II, Inc.	Delaware
151.	HMC NGL LP	Delaware
152.	HMC OLS I LLC	Delaware
153.	HMC OLS I L.P.	Delaware
154.	HMC OLS II L.P.	Delaware
155.	HMC OP BN LP	Delaware
156.	HMC PLP LLC	Delaware
157.	HMC Polanco LLC	Delaware
158.	HMC Potomac LLC	Delaware
159.	HMC Properties I LLC	Delaware
160.	HMC Property Leasing LLC	Delaware
161.	HMC Reston LP	Delaware
162.	HMC Retirement Properties, L.P.	Delaware
163.	HMC Seattle LLC	Delaware
164.	HMC Suites Limited Partnership	Delaware
165.	HMC Suites LLC	Delaware
166.	HMC Times Square Hotel, L.P.	New York
167.	HMC Times Square Partner LLC	Delaware
168.	HMC Toronto Air Company	Nova Scotia
169.	HMC Toronto Airport GP LLC	Delaware
170.	HMC Toronto Airport LP	Delaware
171.	HMC Toronto EC Company	Nova Scotia
172.	HMC Toronto EC GP LLC	Delaware

HOST HOTELS & RESORTS, L.P.
SUBSIDIARIES—(Continued)

173.	HMC Toronto EC LP	Delaware
174.	HMH Marina LLC	Delaware
175.	HMH Restaurants LP	Delaware
176.	HMH Rivers, L.P.	Delaware
177.	HMH Rivers LLC	Delaware
178.	HMH WTC LLC	Delaware
179.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
180.	HMT Lessee Sub I LLC	Delaware
181.	HMT Lessee Sub II LLC	Delaware
182.	HMT Lessee Sub III LLC	Delaware
183.	HMT Lessee Sub IV LLC	Delaware
184.	Host Atlanta Perimeter Ground GP LLC	Delaware
185.	Host Atlanta Perimeter Ground LP	Delaware
186.	Host Biscayne Bay Land LLC	Delaware
187.	Host California Corporation	Delaware
188.	Host Camelback I LLC	Delaware
189.	Host Camelback II LLC	Delaware
190.	Host Camelback LLC	Delaware
191.	Host Capitol Hill LLC	Delaware
192.	Host Cincinnati Hotel LLC	Delaware
193.	Host Cincinnati II LLC	Delaware
194.	Host City Center GP LLC	Delaware
195.	Host Copley GP LLC	Delaware
196.	Host Dallas Quorum Ground GP LLC	Delaware
197.	Host Dallas Quorum Ground LP	Delaware
198.	Host Denver Hotel Company	Delaware
199.	Host Denver LLC	Delaware
200.	Host East 86th Street Land LLC	Delaware
201.	Host Financing LLC	Delaware
202.	Host Fourth Avenue LLC	Delaware
203.	Host GH Atlanta GP LLC	Delaware
204.	Host Harbor Island Corporation	Delaware
205.	Host Holding Business Trust	Maryland
206.	Host Houston Airport GP LLC	Delaware
207.	Host Houston Briar Oaks, L.P.	Delaware
208.	Host Kea Lani GP LLC	Delaware
209.	Host Kierland Developer LLC	Delaware
210.	Host Kierland GP LLC	Delaware
211.	Host Kierland LP	Delaware
212.	Host Lenox Land GP LLC	Delaware
213.	Host Maui Developer LLC	Delaware
214.	Host Maui GP LLC	Delaware
215.	Host Maui Vacation Ownership LLC	Delaware

HOST HOTELS & RESORTS, L.P.
SUBSIDIARIES—(Continued)

216.	Host Minneapolis City Center Ground LLC	Delaware
217.	Host Moscone GP LLC	Delaware
218.	Host NY Downtown GP LLC	Delaware
219.	Host of Boston, Ltd.	Massachusetts
220.	Host of Houston 1979 LP	Delaware
221.	Host of Houston, L.P.	Delaware
222.	Host OP BN GP LLC	Delaware
223.	Host Realty Hotel LLC	Delaware
224.	Host Realty LLC	Delaware
225.	Host Realty Partnership, L.P.	Delaware
226.	Host Restaurants GP LLC	Delaware
227.	Host Reston GP LLC	Delaware
228.	Host San Diego Hotel LLC	Delaware
229.	Host San Diego LLC	Delaware
230.	Host Santa Clara GP LLC	Delaware
231.	Host South Coast GP LLC	Delaware
232.	Host Swiss GP LLC	Delaware
233.	Host Tampa GP LLC	Delaware
234.	Host Times Square GP LLC	Delaware
235.	Host Times Square LP	Delaware
236.	Host Waltham Hotel LP	Delaware
237.	Host Waltham II LLC	Delaware
238.	Houston Airport Hotel Owner Limited Partnership	Delaware
239.	Houston TRS LLC	Delaware
240.	HST ACTRS LLC	Delaware
241.	HST AH Maui LLC	Delaware
242.	HST Asia/Australia Asset Manager LLC	Delaware
243.	HST Asia/Australia LLC	Delaware
244.	HST Downtown Miami LLC	Delaware
245.	HST GP San Francisco LLC	Delaware
246.	HST GP San Diego LLC	Delaware
247.	HST GP South Coast LLC	Delaware
248.	HST GP SR Houston LLC	Delaware
249.	HST Houston AP LLC	Delaware
250.	HST HRCP LLC	Delaware
251.	HST I LLC	Delaware
252.	HST II LLC	Delaware
253.	HST III LLC	Delaware
254.	HST Kierland LLC	Delaware
255.	HST Lessee Cincinnati LLC	Delaware
256.	HST Lessee CMBS LLC	Delaware
257.	HST Lessee Denver LLC	Delaware
258.	HST Lessee San Diego LP	Delaware

HOST HOTELS & RESORTS, L.P.
SUBSIDIARIES—(Continued)

259.	HST Lessee SNYT LLC	Delaware
260.	HST Lessee South Coast LP	Delaware
261.	HST Lessee SR Houston LP	Delaware
262.	HST Lessee Waltham LLC	Delaware
263.	HST Lessee West Seattle LLC	Delaware
264.	HST Lessee WSeattle LLC	Delaware
265.	HST LT LLC	Delaware
266.	HST Powell LLC	Delaware
267.	HST RHP LLC	Delaware
268.	HST San Diego HH Lessee GP LLC	Delaware
269.	HST San Diego HH LP	Delaware
270.	HST WRN LLC	Delaware
271.	Jackson Hole Hotel Owner LLC	Delaware
272.	Jackson Hole Hotel Tenant LLC	Delaware
273.	JH Hwy 89 Land LLC	Delaware
274.	JWDC Limited Partnership	Delaware
275.	JWDC LP Holdings Limited Partnership	Delaware
276.	Manchester Grand Resorts, Inc.	California
277.	Manchester Grand Resorts, L.P.	California
278.	Marriott Mexico City Partnership, G.P.	Delaware
279.	MFI Liquidating Agent LLC	Delaware
280.	North Shore Bay TRS LLC	Delaware
281.	North Shore Bay TRS Development LLC	Delaware
282.	North Shore Bay TRS Farm LLC	Delaware
283.	North Shore Bay TRS Waste Water LLC	Delaware
284.	North Shore Bay Owner LLC	Delaware
285.	North Shore Ocean Villas LLC	Delaware
286.	Orlando TRS LLC	Delaware
287.	Pacific Gateway, Ltd.	California
288.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
289.	Philadelphia Airport Hotel LLC	Delaware
290.	Philadelphia Mkt. Street Lessee LLC	Delaware
291.	Phoenician Operating LLC	Delaware
292.	Phoenician Residential I LLC	Delaware
293.	Phoenician Residential II LLC	Delaware
294.	Phoenician Residential III LLC	Delaware
295.	Phoenician Residential IV LLC	Delaware
296.	PM Financial LLC	Delaware
297.	PM Financial LP	Delaware
298.	Polserv S.A. de C.V.	Mexico
299.	Potomac Hotel Limited Partnership	Delaware
300.	Propco Savannah LLC	Delaware
301.	RHP Foreign Lessee LLC	Delaware

HOST HOTELS & RESORTS, L.P.
SUBSIDIARIES—(Continued)

302.	Rockledge HMC BN LLC	Delaware
303.	Rockledge HMT LLC	Delaware
304.	Rockledge Hotel LLC	Delaware
305.	Rockledge Hotel Properties, Inc.	Delaware
306.	Rockledge Minnesota LLC	Delaware
307.	Rockledge NY Times Square LLC	Delaware
308.	Rockledge Potomac LLC	Delaware
309.	Rockledge Riverwalk LLC	Delaware
310.	Rockledge Square 254 LLC	Delaware
311.	S.D. Hotels LLC	Delaware
312.	Santa Clara Host Hotel Limited Partnership	Delaware
313.	Savannah TRS LLC	Delaware
314.	SB Hotel Owner GP, L.L.C.	Delaware
315.	SB Hotel Owner, L.P.	Delaware
316.	Seattle Host Hotel Company LLC	Delaware
317.	SNYT LLC	Delaware
318.	South Coast Host Hotel LP	Delaware
319.	TRS NY Lender LLC	Delaware
320.	Tiburon Golf Ventures Limited Partnership	Delaware
321.	Timeport, L.P.	Georgia
322.	Times Square GP LLC	Delaware
323.	Timewell Group, L.P.	Georgia
324.	VBS Propco LLC	Delaware
325.	W&S Realty Corporation of Delaware	Delaware
326.	YBG Associates LP	Delaware